Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2007

With respect to

Thrivent Income Portfolio

The “Portfolio Management” section of the prospectus is amended. The description under Thrivent Income Portfolio is deleted and replaced with the following:

Paul J. Ocenasek, CFA and Kent L. White, CFA serve as portfolio co-managers of Thrivent Income Portfolio.

Mr. Ocenasek has been with Thrivent since 1987 and has been a portfolio manager since 1997.

Mr. White has been with Thrivent since 1999. Before serving as portfolio co-manager, he was, since 2004, an Investment Grade Research Manager. Prior to that position, Mr. White was a Senior Investment Grade Research Analyst.

The date of this Supplement is February 29, 2008

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